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                                      FORM 8-K


                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                        PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


                                   CURRENT REPORT


                         Date of Report:  January 27, 1998


                          Commission file number 333-14217

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                           CORE-MARK INTERNATIONAL, INC.

               (Exact name of registrant as specified in its charter)

DELAWARE                                                    91-1295550
(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification No.)

395 OYSTER POINT BOULEVARD, SUITE 415
SOUTH SAN FRANCISCO, CA                                     94080
(Address of principal executive offices)                  (Zip Code)

   Registrant's telephone number, including area code: (650) 589-9445

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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)  Previous independent accountants

(1)  (i)    On January 27, 1998,  the Registrant determined not to engage
            KPMG Peat Marwick LLP as the independent public accountants for its 1998 fiscal year and has appointed Deloitte & Touche LLP as its independent public accountants for its 1998 fiscal year.

     (ii) The reports of KPMG Peat Marwick LLP on the Registrant's consolidated financial statements for the fiscal years ended December 31, 1996 and 1995 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit of the Registrant's consolidated financial statements for the fiscal year ended December 31, 1997 is in process at this date with KPMG Peat Marwick LLP as auditors.

     (iii) The Audit Committee of the Registrant's Board of Directors recommended the decision to change independent accountants, whose decision was approved by the Board of Directors.

     (iv) In connection with the audits of the Registrant's consolidated financial statements for the fiscal years ended December 31, 1996 and 1995 and through the date of this report, there were no disagreements with KPMG Peat Marwick LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG Peat Marwick LLP, would have caused KPMG Peat Marwick LLP to make reference to the matter in connection with its report.

     (v) During the Registrant's two most recent fiscal years and through the date of this report, there were no "reportable events" as defined in Item 304 (a) (1) (v) of Regulation S-K.

(2) The Registrant has received from KPMG Peat Marwick LLP a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. The copy of the letter from KPMG Peat Marwick LLP to the Securities and Exchange Commission dated January 27, 1998 is attached hereto as Exhibit 16.

(b)  New independent accountants

     (i) On January 27, 1998, the Registrant determined to engage Deloitte & Touche LLP as its new independent accountants effective for the 1998 fiscal year. During the Registrant's two most recent fiscal years and through the date of this report, neither the Registrant nor anyone else on its behalf consulted Deloitte & Touche LLP regarding any of the matters or events set forth in Item 304 (a)
            (2) (i) and (ii) of Regulation S-K.

Item 7. Exhibits

     16. Letter to Securities and Exchange Commission from KPMG Peat Marwick LLP dated January 27, 1998.

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                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South San Francisco, State of California.

                              CORE-MARK INTERNATIONAL, INC.

                              By /s/ Leo F. Korman
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                              Leo F. Korman, Senior Vice President and
                                           Chief Financial Officer


Dated:  January 27, 1998


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